Exhibit (a)(3)

                         NOTICE OF GUARANTEED DELIVERY

                                      For

                        Tender of Shares of Common Stock

                                       of

                         CATHERINES STORES CORPORATION

                                       to

                             ROSE MERGER SUB, INC.
                          a wholly owned subsidiary of

                             CHARMING SHOPPES, INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)


     This Notice of Guaranteed Delivery, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the shares of Common Stock, $0.01 par value, of Catherines Stores Corporation and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. This Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary. See
Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                    ChaseMellon Shareholder Services, L.L.C.

               By Mail:                               By Hand:                        By Overnight Delivery:

   ChaseMellon Shareholder Services,       ChaseMellon Shareholder Services,           ChaseMellon Shareholder
                L.L.C.                                  L.L.C.                             Services, L.L.C.
             P.O. Box 3301                     120 Broadway, 13th Floor          85 Challenger Road - Mail Drop - Reorg
      South Hackensack, NJ 07606                  New York, NY 10271                  Ridgefield Park, NJ 07660
    Attn: Reorganization Department         Attn: Reorganization Department        Attn: Reorganization Department

                                               By Facsimile Transmission
                                           (for Eligible Institutions only):
                                                    (201) 296-4293
                                       To Confirm Facsimile Transmission Only:
                                                    (201) 296-4860


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

      The undersigned hereby tenders to Rose Merger Sub, Inc., a Tennessee corporation ("Purchaser") and a wholly owned subsidiary of Charming Shoppes, Inc., a Pennsylvania corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 19, 1999 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, _______________ shares of Common Stock, $0.01 par value (the "Shares"), of Catherines Stores Corporation, a Tennessee corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

  Certificate Nos. (if available)                      SIGN HERE

-----------------------------------    ----------------------------------------
                                                      Signature(s)

-----------------------------------    ----------------------------------------
                                            Name(s) (Please Print or Type)

If Shares will be tendered by book-entry transfer:

Name of Tendering Institution
                                       ----------------------------------------
                                                       Address

-----------------------------------    ----------------------------------------
                                                                       Zip Code
Account No.
          ------------------------     ----------------------------------------
at The Depository Trust Company               Area Code and Telephone No.


Dated:
      --------------------------------

                                   GUARANTEE

                    (Not to be used for signature guarantee)

      The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery and any other required documents, all within three NASDAQ trading days of the date hereof.


--------------------------------------  ---------------------------------------
          Name of Firm                            Authorized Signature


                                       Name:
--------------------------------------      -----------------------------------
            Address                              (Please Print or Type)

                                       Title:
--------------------------------------       ----------------------------------
                         Zip Code                (Please Print or Type)



Area Code and
Telephone Number:                      Dated:
                 ---------------------       ----------------------------------



 NOTE: Do not send Share certificates with this Notice of Guaranteed Delivery.
       Share certificates should be sent with your Letter of Transmittal.



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